Financial expenses	6 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Financial expenses	Financial expenses
The following table summarizes our financial expenses for the six months ended June 30, 2023 and 2022, respectively.

	For the six months ended June 30,
In thousands of U.S. dollars	2023	2022
Interest expense, net of capitalized interest (1)	$81,353	$60,300
Loss on extinguishment of debt and write-off of deferred financing fees (2)	2,694	5,784
Accretion of convertible notes (3)	—	7,747
Amortization of deferred financing fees	2,548	3,483
Accretion of premiums and discounts on debt assumed in historical acquisitions	657	1,396
Total financial expenses	$87,252	$78,710

(1)    The increase in interest expense, net of capitalized interest, for the six months ended June 30, 2023, was primarily attributable to an increase in the benchmark rates, primarily LIBOR, as compared to the six months ended June 30, 2022. During the six months ended June 30, 2023, benchmark interest rates increased as central banks around the world introduced measures to combat rising inflation. The increases in benchmark rates were partially offset by (i) the overall reductions in our indebtedness arising from the sales of 18 vessels (and repayments of the related debt or lease financing obligations), (ii) the exercise of purchase options on 39 lease financed vessels and (iii) the maturity of the Convertible Notes Due 2022 in May 2022, and the conversion of the Convertible Notes Due 2025 in December 2022. These reductions were partially offset by new borrowings as discussed in Note 11. The combination resulted in higher interest expense for the six months ended June 30, 2023 compared to June 30, 2022 despite the reduction in the average debt balance to $2.0 billion from $2.9 billion, respectively. Included in interest expense for the six months ended June 30, 2023 is $0.6 million of accelerated effective interest amortization of lender fees under IFRS 16 - Leases related to the exercise of purchase options on vessels financed under the IFRS 16 - Leases - $670.0 Million lease financing.
(2)    The loss on extinguishment of debt and write-off of deferred financing fees during the six months ended June 30, 2023 include (i) $0.5 million of write-offs of deferred financing fees, (ii) $0.3 million of write-offs of the discounts, and (iii) $1.9 million of debt extinguishment costs, all of which related to the notifications to exercise purchase options on certain lease financed vessels during the period.
The loss on extinguishment of debt and write-off of deferred financing fees during the six months ended June 30, 2022 include (i) $3.8 million of write-offs of deferred financing fees related to the refinancing of existing indebtedness on certain vessels, the repayment of debt on vessels prior to sale and the expiration of the availability period on certain facilities, (ii) $0.7 million of write-offs of the discounts related to the repayment of debt on certain vessels prior to sale, and (iii) $1.2 million of debt extinguishment costs related to the refinancing of the existing indebtedness on certain vessels and the repayment of debt of vessels prior to their sale.
(3) The decrease in accretion of convertible notes for the six months ended June 30, 2023 as compared to the six months ended June 30, 2022 is attributable to the repayment in full of the Convertible Notes Due 2022 upon maturity in May 2022 and the conversion of the Convertible Notes Due 2025 to common shares in December 2022.